Listing Report:Supplement No. 13 dated May 24, 2011 to Prospectus dated May 17, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated May 17, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated May 17, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 507430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$70.30

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2009	Debt/Income ratio:	15%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,647	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	ready-gold	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my bills into one convenient monthly payment.

My financial situation:
I am a good candidate for this loan because I have a very steady job and can easily make the monthly payments! I have never been late or missed a payment either!

Monthly net income: $900 (after taxes)

Monthly expenses: $474

Car expenses: $133 (Insurance and gas)
Phone, cable, internet: $66
Food, entertainment: $150
Credit cards and other loans: $125 (minimum payments)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$175.76

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1983	Debt/Income ratio:	24%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$723	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	37	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	duty-kitten1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to.pay off some personal debt and make a few home improvements...

My financial situation: I have been paying my monthly bills, but would like to have a little extra during month for emergencies or home improvements.
I am a good candidate for this loan because. I can afford to pay this loan and rebuilding my credit is important...

Monthly net income: $5200
Monthly expenses: $
Housing: $1407.43 $63.33 (House Ins)
Insurance: $86.40 (Car Ins)
Car expenses: $576.39
Utilities: $232 (Electric) $80 (Water) $116 (Sewer)
Phone, cable, internet: $188 $224 (Mobile)
Food, entertainment: $500 (3 adults 2 children)
Clothing, household expenses: $200
Credit cards and other loans: $4266.55
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$239.52

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1990	Debt/Income ratio:	18%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 6	Length of status:	0y 8m
Amount delinquent:	$327	Total credit lines:	13	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,654	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	deal-caballero8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Automotive Purposes
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Spouse's Monthly net Income: $3300
Monthly net income: $3850
Monthly expenses: $
Housing: $936
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $40
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $450
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1990	Debt/Income ratio:	21%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 11	Length of status:	15y 7m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,505	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	prince69	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for baby expenses
Purpose of loan:
This loan will be used to... to pay of some credit card debt and help me financially with my newborn son.

My financial situation:
I am a good candidate for this loan because I am reliable and will pay it back every month. i have working for the same company for 16 years.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$207.48

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1988	Debt/Income ratio:	50%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	10y 0m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,222	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	prescription238	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Husband's Company moved overseas
Purpose of loan: My husband's company moved overseas a couple of months ago.
This loan will be used to...help cover expenses and provide a cushion for us to feel secure.

My financial situation: We live an average lifestyle. The only debt we have is our home, and those relating to it, and a credit card bill. We have worked diligently the last couple of months to pay our debt. Our children would be more than willing to help if they knew our situation but we rather they not know.
I am a good candidate for this loan because... we are financialy responsible people and have been fortunate to help others with theirs. But it seems that many people are unable to help given the currently unempolyment situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$162.02

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1997	Debt/Income ratio:	34%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 20	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$87,341	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	lakesideliving	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,500.00	< 31 days late:	0 ( 0% )	800-819 (Oct-2009)
Principal balance:	$5,640.64	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Ready to Consult
Purpose of loan:
This loan will be used to help me expand my consulting business. I need money for advertising, printing, expo materials, etc.

My financial situation:
I am a good candidate for this loan because I am a full time college professor and have a steady job. I also work at other colleges part time and obtain extra income that way. My consulting work brings in additional money for my family and once it has expanded, I will be able to serve a larger market.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$588.41

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1997	Debt/Income ratio:	14%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	14y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	successful-repayment5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Jun-2010)
Principal balance:	$1,633.55	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...Consolidate high interest credit card debt

My financial situation:
I am a good candidate for this loan because...
I have strong credit and have never defaulted or had a late payment on any of my financial obligations. This loan will reduce my monthly cash outflow by $500.00.

Monthly net income: $16379.01
Monthly expenses: $9754.00
Housing: $3967.00
Insurance: $220.00
Car expenses: $1200.00
Utilities: $380
Phone, cable, internet: $250
Food, entertainment: $1100
Clothing, household expenses: $400
Credit cards and other loans: $1537.00
Other expenses: $700.00 (gasoline)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$163.28

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1993	Debt/Income ratio:	16%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	8	Current / open credit lines:	0 / 0	Length of status:	33y 10m
Amount delinquent:	$7,273	Total credit lines:	48	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	heavenly-diversification538	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SHEBA68
Purpose of loan:
This loan will be used to... FOR HOME IMPROVEMENT

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4000.00
Monthly expenses: $
Housing: 545.75Insurance: $950 YR
Car expenses: $
Utilities: $250.00
Phone, cable, internet: $63.00
Food, entertainment: $400.00
Clothing, household expenses: $200.00
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$195.97

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1996	Debt/Income ratio:	8%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 6	Length of status:	11y 7m
Amount delinquent:	$3,868	Total credit lines:	46	Occupation:	Analyst
Public records last 12m / 10y:	1/ 4	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	ore-viola8	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan requested
Purpose of loan:
This loan will be used to consolidate some outstanding debt of ours from medical bills and utlities. This will allow us to get things caught back up and be on our feet again.

My financial situation:
I am a good candidate for this loan because I have secure employment with my position at Nelnet. I am able to make the monthly payments to fulfill and payoff this loan.

Monthly net income: $2600 (my income) & $2200 (husbands)
Monthly expenses: $
Housing: $956.00
Insurance: $106.00
Car expenses: $250.00 (gas)
Utilities: $300.00
Phone, cable, internet: $350.00
Food, entertainment: $400.00
Clothing, household expenses: $100.00
Credit cards and other loans: $400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1987	Debt/Income ratio:	8%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	20y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,264	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	versatile-p2ploan6	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Widow Consolidating Bill
Purpose of loan:
This loan will be used to...pay off bills, credit card debt and reduce my monthly expenditures

My financial situation: Need to reduce monthly expenses

Retired, PHD,Mycology Professor

I am a good candidate for this loan because...
I am mature,trustworthy and dependable
Monthly net income: $3000
Monthly expenses:
Housing: $400.23
Insurance: $59.36
Car expenses: none
Utilities: $140
Phone, cable, internet: $76
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $100
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$293.90

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-2006	Debt/Income ratio:	33%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$993	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	enterprising-deal9	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expenses
The purpose of this loan will be put towards moving forward and expanding new distribution channels.

I am a good candidate for this loan because our product has a proven track record of over 17 years. I personally have proved to have a perfect credit history and have never defaulted on a loan. Even if our new expansion proved to fail, which it will not. I have absolutly no problem paying this loan off. Even though I have the opportunity to use credit cards or obtain a loan elsewere I am choosing to to use Prosper based on good refferal.

Monthly net income: 4,030.37
Monthly expenses: 2,463.57
Housing: $979.09
Insurance: $150.00
Car expenses: $468.93
Utilities: $279.90
Phone, internet: $103.47
Food $ 200.00
Household expenses: $ 25.00
Credit cards and other loans: $ 152.28
Other expenses: $104.90
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1994	Debt/Income ratio:	23%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$557	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	the-mystical-exchange3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have steady income and ability to repay loan

Monthly net income: $57,400
Monthly expenses: $3326
Housing: $1027
Insurance: $130 & 92
Car expenses: $340 & 289
Utilities: $85 & 170
Phone, cable, internet: $165 & 133
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $200, 85& 310
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$388.84

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1982	Debt/Income ratio:	27%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,457	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	familyof10	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	780-799 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	780-799 (Sep-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Back again ... 4 years later!
Purpose of loan:

In 2007, I posted a loan request ($13,000) for my new property management business. Even in a difficult economy, the business has sustained itself. I paid that loan back as agreed and have maintained an excellent credit rating.

I need to make small improvements on my investment property (my faithful renters have signed a 2-year lease). The house needs some roof work and a new front door. I also would like to move the balance of a high-interest credit card to be included in this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-2001	Debt/Income ratio:	54%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,723	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	102%
		Homeownership:	No
Screen name:	must32wind	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of Debt
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$265.33

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2002	Debt/Income ratio:	39%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,472	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	EvanMEI	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Existing Business
I have 2 credit cards that add up to about $6000. The minimum payments add up to about what this loan would cost me every month but I will be able to pay the them off in about half the time. I have a steady job and pay all bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1982	Debt/Income ratio:	29%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,251	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	studious-nickel3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need a loan
Purpose of loan:
This loan will be used to...to pay off my credit card bills

My financial situation:
I am a good candidate for this loan because...i work full timeand long time empolyee

Monthly net income: $4000 after tax
Monthly expenses: $5000
Housing: $ house paid off
Insurance: $
Car expenses: $no car
Utilities: $300
Phone, cable, internet: $150
Food, entertainment: $500
Clothing, household expenses: $
Credit cards and other loans: $20000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$78.46

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2001	Debt/Income ratio:	25%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,142	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	greatest-unequaled-camaraderi	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2009)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Property Tax Escrow Shortage
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$73.30

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-2007	Debt/Income ratio:	7%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,515	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	politicalwriter	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2010) 620-639 (Nov-2009) 600-619 (May-2008)
Principal balance:	$560.33	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Car Repairs & Dad's Medical Bills
Purpose of loan: Mostly to automotive repairs to get to work and to school. Will be used to pay for some car repairs and to help finance a medical bill for my father, who is without insurance.

My financial situation:
I am a good candidate for this loan because I have a fair credit rating (659), I pay my bills on time and I have a full-time job. I've never been late on my rent, my car insurance or on my credit card payments.

I am a good candidate for this loan because I have a full-time job with the Mayor's office in the City of Lansing and therefore a steady income. I also took out a Prosper loan about 3 years ago that I paid back in under 2 years

Monthly net income: $1,560
Monthly expenses: $1375
Housing: $300
Insurance: $100
Car expenses: $60
Utilities: $30
Phone, cable, internet: $45
Food, entertainment: $400
Clothing, household expenses: $70
Credit cards and other loans: $70
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 16.29%	Monthly payment:	$593.44

Lender servicing fee:	1.00%	Effective Yield*:	13.85%
		Estimated return*:	10.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2006	Debt/Income ratio:	21%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	5y 2m
Amount delinquent:	$138	Total credit lines:	11	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$362	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	thrifty-asset6	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Intensity Enterprises
Purpose of loan:
This loan will be used to...
Intensity Enterprises LLC is looking to open and operate a juice/smoothie bar inside a national recognized fitness center. We will offer fruit juices and smoothies, protein shakes, pre/post work out supplements and meals. The fitness center we will be occupying has a membership base of 12,000 members and has a current juice bar in operation.

My financial situation:
I am a good candidate for this loan because...
My current financial situation is $50K liquid and $100K in assets. My Credit rating is an 811.

I have been a General Manager for L.A. Fitness for 5 years. Working inside the fitness industry has given him a lot of experience leadership and management, managing up to 25 people at a time. He also has a degree in sports and exercise science. Tony has a wealth of knowledge in exercise supplementation. He also possesses excellent sales and people skills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1977	Debt/Income ratio:	16%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 16	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,419	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	maximizer946	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
*I Would Like to Become Debt-Free*
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I am responsible and will make sure that all monthly payments are made on time.

Monthly net income: $ 5200
Monthly expenses: $ 1700
Housing: $1295
Insurance: $0
Car expenses: $50
Utilities: $150
Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $1000
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$571.48

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2003	Debt/Income ratio:	38%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,164	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	dynamic-payment1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: pay off debt
This loan will be used to... pay off two credit cards, my car, and my truck, resulting in a lower overall payment.

My financial situation:
I am a good candidate for this loan because... The payment from this loan will be lower than the payments that I'm paying off. I already have a very good debt to income ratio as it is and this will save me an additional $110 per month. Further, I have been working for the same company for 8 years and my income is very stable and reliable.

Monthly net income: $2700
Monthly expenses: $1855
Housing: $500
Insurance: $90
Car expenses: $460
Utilities: $70
Phone, cable, internet: $35
Food, entertainment: $350
Clothing, household expenses: $100
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$274.59

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (May-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	5y 2m
Amount delinquent:	$254	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,002	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	roland1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	21 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2010) 620-639 (Sep-2010) 640-659 (Mar-2010) 600-619 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Expanding my business
Purpose of loan: Lease a private studio
This loan will be used to...Get out from renting my current studio because my business is expanding quickly and I need more space and more equipment

My financial situation: Very strong. Every month has brought more income. I have had to hire a book keeper, financial consultant, accountant, and an assistant. I have multiple websites bringing in plenty of new clients.

I am a good candidate for this loan because...I have paid off every loan I have received from prosper. My business is growing and will continue to do so.

Monthly net income: $9,600
Monthly expenses: $4,300
Housing: $1,095
Insurance: $95
Car expenses: $109
Utilities: $45
Phone, cable, internet: $140
Food, entertainment: $600
Clothing, household expenses: $400
Credit cards and other loans: $under 500
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-2001	Debt/Income ratio:	26%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,731	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	top-helpful-cash	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$530.66

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1990	Debt/Income ratio:	Not calculated
Credit score:	700-719 (May-2011)	Inquiries last 6m:	4	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	0y 9m
Amount delinquent:	$64	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,143
Delinquencies in last 7y:	7	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	cerebral-pound	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan: Home Improvements
This loan will be used to...
Complete kitchen in condo, make other fixes throughout home.

My financial situation:
I am a good candidate for this loan because...
I have a part time job in construction that will more than pay my monthly payment while I continue my college education. This way I don't have to wait until I graduate to have working appliances in my home.

Monthly net income: $1800.00
Monthly expenses:
Housing: $375
Insurance: $100
Car expenses: $100
Utilities: $70
Phone, cable, internet: $140
Food, entertainment: $125
Clothing, household expenses: $75
Credit cards and other loans: $75
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1979	Debt/Income ratio:	41%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	24 / 10	Length of status:	13y 1m
Amount delinquent:	$767	Total credit lines:	87	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,033	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	jh252	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,275.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2009) 620-639 (Jun-2008)
Principal balance:	$768.83	31+ days late:	0 ( 0% )
Total payments billed:	54
Description
Consolidate Debt
Purpose of loan:
This loan will be used to consolidate some debt. Then with the extra money I would be able to put that money against other debt..so I can reach my goal of getting out of debt.. .. .

My financial situation:
I am a good candidate for this loan because...I just paid off a Prosper loan that I have had for 3 years. I never was late on any payment.

Monthly net income: $4400
Monthly expenses:
Housing: $1096
Insurance: $100
Car expenses: $100
Utilities: $150
Phone, cable, internet: $85
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $1200
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$285.74

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1982	Debt/Income ratio:	Not calculated
Credit score:	720-739 (May-2011)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	13 / 7	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	37	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,026
Delinquencies in last 7y:	2	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	income-selector5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Needed
Purpose of loan:
This loan will be used to...Pay for my mothers surgery.

My financial situation:
I am a good candidate for this loan because... i am reliable honest borrower who had never defaulted and always makes payments on time.

Monthly net income: $ 3000
Monthly expenses: $ 0
Housing: $ 550
Insurance: $ 187
Car expenses: $
Utilities: $ 0
Phone, cable, internet: $ 100
Food, entertainment: $ 300
Clothing, household expenses: $ 0
Credit cards and other loans: $ 500
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.99%	Borrower rate/APR:	11.99% / 12.21%	Monthly payment:	$222.39

Lender servicing fee:	1.00%	Effective Yield*:	10.98%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1992	Debt/Income ratio:	8%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,119	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	wise-tremendous-p2ploan	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
holy1956
Purpose of loan: to pay off bills
This loan will be used to...to pay off IRS and medical debt

My financial situation: good
I am a good candidate for this loan because...I have always pay my bills except while in Michigan the company I had work for for over 14 years files chapter 11 and it came unexpected and tried to get lenders to work with me with no luck. Since that time I have rebuiled and am a Christian with good values but just need some help with the way the manfacturing business is going. I am a supervisor with last year I made over 90000,and that's why I am paying the IRS and some medical bills that I am paying monthly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$65.86

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-2004	Debt/Income ratio:	9%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,503	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	benefit-equalizer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation
I am a College Graduate and have been offered a job a few states away, I will be using this money to obtain an apartment in the new town I will be living in.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$23,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$16,450	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$747.18

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1990	Debt/Income ratio:	15%
Credit score:	800-819 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	17y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,938	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	social-heart	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Last Two Cards with a Balance
Purpose of loan
I have a few credit cards; ALL are paid in full except for 2 - even though all but 2 are paid in full every month, credit reporting looks as if there is revolving balance. 2 cards actually do have a revolving balance-as I have paid down these 2 cards, my limits (only on these two cards at Chase) have been reduced in-step with overpayments although my credit rating is good (697,723,708 at the credit reporting firms)-probably because the other cards are raising available balances. Transferring away from these two cards fully is prudent and will positive effects: payment ease (one bill), my score will probably rise, I will save money, and money will go to peers rather than a bank.
My financial situation
I fell I?m a good candidate: There is a great deal riding on my credit. My company's parameters poor credit, in any area, is not an option?credit report supports this. I've been at the same company for 18 years and the firm is growing and I along with it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1984	Debt/Income ratio:	33%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,161	Stated income:	$1-$24,999
Delinquencies in last 7y:	64	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	platinum-trader	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my loan
Purpose of loan:
This loan will be used to...pay off bills and loans ,dr bills and dog vet.

My financial situation: i have bills i want 1 payment to put all in one.
I am a good candidate for this loan because...i am currently up to date on all my bills and need to have 1 to put all together

Monthly net income: $1600.
Monthly expenses: $1000.
Housing: $350.
Insurance: $130.
Car expenses: $190.
Utilities: $271.
Phone, cable, internet: $110.
Food, entertainment: $100.
Clothing, household expenses: $50.
Credit cards and other loans: $90.
Other expenses: $200.
share house expences with boyfriend
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	5.95%
Term:	12 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 20.86%	Monthly payment:	$451.27

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2007	Debt/Income ratio:	12%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,859	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	newest-attractive-coin	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: This loan will be used to consolidate 4 credit cards and have a single monthly payment.

My financial situation:

Monthly net income: $4000
Monthly expenses: $500
Housing: $550
Insurance: $300
Car expenses: $400
Utilities: $50
Phone, cable, internet: $100
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$156.91

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1993	Debt/Income ratio:	38%
Credit score:	620-639 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 15	Length of status:	24y 0m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,699	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	catlady25	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	600-619 (Jun-2008)
Principal balance:	$203.19	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
I'm a new Grandma
This loan will be used to pay off the remaining funeral expenses from my ex-husband dying in December, medical bills I incurred as a result of double pneumonia in January, and some general expenses associated with my son and his wife having had their first child, my first grandchild! I am a good candidate for this loan because I have paid as agreed on my first Prosper loan and I believe in paying my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	6.10%
Term:	60 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 24.25%	Monthly payment:	$414.20

Lender servicing fee:	1.00%	Effective Yield*:	20.50%
		Estimated return*:	14.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1994	Debt/Income ratio:	41%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	31 / 26	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,954	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	n777ua	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 40% )	680-699 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	10 ( 21% )	700-719 (Aug-2010) 600-619 (Mar-2008) 600-619 (Jan-2008) 580-599 (Dec-2007)
Principal balance:	$799.71	31+ days late:	19 ( 40% )
Total payments billed:	48
Description
Debt Consolidation
Purpose of loan:
CC debt consolidation

My financial situation:
I am a good candidate for this loan because?.I won't BS anyone here; I've had problems in the past, you can see them right here in black and white. Prosper was kind enough to let me take out a second, small loan 9 months ago and I haven?t been late once on this payment. My wife and I have been steadily employed since graduation, and or combined gross annual income is over $100k. We?re consolidating as much debt as possible to make our monthly payments more manageable.

We are both college-educated professionals that just need some help in getting our finances better organized.

Combined net income: $6000
Monthly expenses: $
Housing: $1200
Insurance: $200
Car expenses: $140
Utilities: $225
Phone, cable, internet: $125
Food, entertainment: $300
Clothing, household expenses $50
Credit cards and other loans: $1600 - student loans mostly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1999	Debt/Income ratio:	43%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 19	Length of status:	13y 2m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,380	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	forthright-bill4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
forthright -bill4
Purpose of loan: debt consolidation
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4000
Monthly expenses: $2006
Housing: $500
Insurance: $110
Car expenses: $321
Utilities: $105
Phone, cable, internet: $160
Food, entertainment: $150
Clothing, household expenses: $200
Credit cards and other loans: $210
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$256.56

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1999	Debt/Income ratio:	30%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,150	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	forthright-dime16	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,700.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2010)
Principal balance:	$2,680.54	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Taking care of the rest of my bills
Purpose of loan:
This loan will be used to...take care of the rest of my bills that I owe on. I recently had to have surgery and the hospital bills are out of this world.

My financial situation: Is alright. I am paying on all the bills. Just want to make 1 payment instead of 5
I am a good candidate for this loan because... I have another loan with prosper and I have done really good paying it off and have not been late once.

Monthly net income: $25750.00
Monthly expenses: $1000.00
Housing: $650.00
Insurance: $65.00
Car expenses: $100.00
Utilities: $125.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $257.11
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1997	Debt/Income ratio:	20%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 2	Length of status:	5y 10m
Amount delinquent:	$33	Total credit lines:	15	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	worlds-best-deal9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-1997	Debt/Income ratio:	21%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	20	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,051	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	green-loot-spartan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Junior
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3500
Monthly expenses: 200
Housing: $480
Insurance: $70
Car expenses: $400
Utilities: $50
Phone, cable, internet: $0
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $0
Information in the Description is not verified.